104 P-1 08/10

SUPPLEMENT DATED AUGUST 1, 2010

TO THE PROSPECTUS

DATED JANUARY 1, 2010

OF

TEMPLETON FOREIGN FUND

The Prospectus is amended as follows:

The "Management" section on page 15 is revised as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities. The portfolio managers of the team are as follows:

TUCKER SCOTT, CFA   Executive Vice President of Global Advisors

Mr. Scott has been lead portfolio manager of the Fund since 2007. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1996.

CINDY L. SWEETING, CFA   President, Chairman and Director of Global Advisors

Ms. Sweeting has been a portfolio manager of the Fund since 2007, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1997.

LISA F. MYERS, J.D., CFA   Executive Vice President of Global Advisors

Ms. Myers has been a portfolio manager of the Fund since 2002, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1996.

MATTHEW NAGLE, CFA   Portfolio Manager of Global Advisors

Mr. Nagle has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2003.

JAMES HARPER, CFA   Portfolio Manager of Global Advisors

Mr. Harper has been a portfolio manager of the Fund since August 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2007. Prior to joining Franklin Templeton Investments in 2007, he was a partner at sell-side research brokerage, Redburn Partners LLP, where he covered the European telecoms sector. He was also a research analyst at Citigroup and Credit Suisse First Boston.

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